Exhibit 99.1

Financial News Release

Advanced Energy Reports First Quarter 2025 Results

●	Revenue was $404.6 million, towards the high end of guidance
●	Data Center Computing revenue reached a quarterly record and more than doubled year-over-year
●	GAAP EPS from continuing operations was $0.65
●	Non-GAAP EPS was $1.23, towards the high end of guidance

DENVER, Colo., April 30, 2025 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the first quarter ended March 31, 2025.

“First quarter results were at the higher end of our guidance, highlighting growth in our new data center programs and continued strength in semiconductor,” said Steve Kelley, president and CEO of Advanced Energy. “We are executing our gross margin improvement plan and extending our market leadership with new products. Customers are adopting our industry-leading technologies in their next-generation platforms, which we believe will drive revenue growth and meaningful share gains.”

Quarter Results

Revenue was $404.6 million in the first quarter of 2025, compared with $415.4 million in the fourth quarter of 2024 and $327.5 million in the first quarter of 2024.

GAAP net income from continuing operations was $24.9 million or $0.65 per diluted share in the quarter, compared with GAAP net income of $49.1 million or $1.29 per diluted share in the fourth quarter of 2024, and GAAP net income of $6.0 million or $0.16 per diluted share in the first quarter of 2024. GAAP net income in the fourth quarter of 2024 included a one-time, net tax benefit of $15.0 million as a result of an intercompany transfer of assets as part of the company streamlining its legal entity structure.

Non-GAAP net income was $46.9 million or $1.23 per diluted share in the first quarter of 2025. This compares with $49.5 million or $1.30 per diluted share in the fourth quarter of 2024, and $22.0 million or $0.58 per diluted share in the first quarter of 2024.

Advanced Energy generated $29.2 million in cash flow from continuing operations during the quarter and paid $3.8 million in quarterly dividends. The Company repurchased $0.9 million of common stock at an average price of $94.26 per share during the quarter and repurchased $22.7 million of common stock at an average price of $83.78 per share from April 1 through April 29, 2025.

Updated Dividend Information

The board of directors has authorized a quarterly cash dividend of $0.10 per share, payable on June 6, 2025, to shareholders of record as of May 26, 2025.

Second Quarter 2025 Guidance

Based on the Company’s current view, beliefs, and assumptions, guidance is within the following ranges:

Q2 2025
Revenue	$420 million +/- $20 million
GAAP EPS from continuing operations	$0.74 +/- $0.25
Non-GAAP EPS	$1.30 +/- $0.25

Conference Call

Management will host a conference call today, April 30, 2025, at 2:30 p.m. Eastern Time to discuss the first quarter financial results. To participate in the live earnings conference call, please dial 877-407-0890 approximately ten minutes prior to the start of the meeting and an operator will connect you. International participants can dial +1-201-389-0918. A webcast will also be available on our investor web page at ir.advancedenergy.com in the Events & Presentations section. The archived webcast will be available approximately two hours following the end of the live event.

About Advanced Energy

Advanced Energy Industries, Inc. (Nasdaq: AEIS) is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial production, medical and life sciences, data center computing, networking, and telecommunications. With engineering know-how and responsive service and support for customers around the globe, the Company builds collaborative partnerships to meet technology advances, propels growth of its customers, and innovates the future of power. Advanced Energy has devoted four decades to perfecting power. It is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance. Trust.

For more information, contact:

Andrew Huang

Advanced Energy Industries, Inc.

970-407-6555

ir@aei.com

Non-GAAP Measures

This release includes measures, such as non-GAAP net income, non-GAAP operating income, and non-GAAP earnings per share (“EPS”) that are not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Management uses non-GAAP net income and non-GAAP EPS to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of our usual operations. We use these non-GAAP measures to assess performance against business objectives and make business decisions, including developing budgets and forecasting future periods. In addition, management’s incentive plans include certain of these non-GAAP measures as criteria for achievements. These non-GAAP measures are not prepared in accordance with U.S. GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. However, we believe these non-GAAP measures provide additional information that enables readers to evaluate our business from the perspective of management. The presentation of this additional information should not be considered a substitute for results prepared in accordance with U.S. GAAP.

The non-GAAP results presented below exclude the impact of non-cash related charges, such as stock-based compensation, amortization of intangible assets, and long-term unrealized foreign exchange gains and losses. In addition, we exclude discontinued operations and other items such as acquisition-related costs, facility, infrastructure, and other transition costs, and restructuring expenses, as they are not indicative of future performance. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments.

Forward-Looking Statements

This press release and statements we make on the above announced conference call contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release or the conference call that are not historical information are forward-looking statements. For example, statements relating to our beliefs, expectations, and plans are forward-looking statements, as are statements that certain actions, conditions, or circumstances will continue. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," and similar expressions and the negative versions thereof indicate forward-looking statements; however, not all forward-looking statements may contain such words or expressions.

Risks and uncertainties to which our forward-looking statements are subject include, but are not limited to: volatility and business fluctuations in the industries in which we compete; our ability to achieve design wins with new and existing customers; our ability to accurately forecast and meet customer demand; risks related to global economic conditions, such as the impact of escalating global conflicts on macroeconomic conditions, impact of tariffs and export regulations, economic uncertainty, market volatility, rising interest rates, inflation, lack of growth in our markets or recession; customer price sensitivity; the U.S. Dollar’s change in value against its major peers; concentration of our customer base; risks associated with potential breach of our information security measures, either external breach or internal data theft; difficulties with the implementation of our enterprise resource planning and other enterprise-wide information technology system applications; our loss of or inability to attract and retain key personnel; risks associated with our manufacturing footprint optimization and movement of manufacturing locations for certain products; disruptions to our manufacturing operations or those of our customers or suppliers; our ability to successfully identify, close, integrate and realize anticipated benefits from our acquisitions; quality issues or unanticipated costs in fulfilling our warranty obligations (including our discontinued solar inverter product line), and adequacy of our warranty reserves; risks inherent in our international operations, including the effect of export controls, the impact of tariffs on our supply chain or products we sell, political and geographical risks, and fluctuations in currency exchange rates; our ability to enforce, protect, and maintain our proprietary technology and intellectual property rights; regulatory risk related to our supply chain; legal matters, claims, investigations, and proceedings; changes to tax laws and regulations or our tax rates; changes in federal, state, local and foreign regulations, including with respect to trade compliance, privacy and data protection, supply chain, and environmental regulation; the effect of our debt obligations and restrictive covenants on our ability to operate our business; risks related to our unfunded pension obligations; our estimates of the fair value of intangible assets; the potential impact of dilution related to our convertible debt, hedge, and warrant transactions; and the risks and uncertainties described in Part I, Item 1A, of our Annual Report on Form 10-K for the year ended December 31, 2024.

These risks and uncertainties could cause actual results to differ materially and adversely from those expressed in any forward-looking statements, and readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are made and based on information available to us on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. We assume no obligation to update the information in this press release or provide the reasons why our actual results may differ.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in millions, except per share data)

	Three Months Ended
	March 31,		December 31,
	2025	2024	2024
Revenue, net	$404.6	$327.5	$415.4
Cost of revenue	254.1	214.6	260.7
Gross profit	150.5	112.9	154.7
Gross margin %	37.2%	34.5%	37.2%

Operating expenses:
Research and development	54.2	49.8	56.1
Selling, general, and administrative	59.0	55.1	58.2
Amortization of intangible assets	5.5	6.9	5.5
Restructuring, asset impairments, and other charges	1.2	0.2	0.9
Total operating expenses	119.9	112.0	120.7
Operating income	30.6	0.9	34.0

Interest income	6.9	12.6	7.1
Interest expense	(4.2)	(7.1)	(4.6)
Other income (expense), net	(3.4)	1.4	4.1
Income from continuing operations, before income tax	29.9	7.8	40.6
Income tax provision (benefit)	5.0	1.8	(8.5)
Income from continuing operations	24.9	6.0	49.1
Loss from discontinued operations, net of income tax	(0.2)	(0.6)	(0.2)
Net income	$24.7	$5.4	$48.9

Basic weighted-average common shares outstanding	37.6	37.4	37.5
Diluted weighted-average common shares outstanding	38.1	37.7	38.0

Earnings (loss) per share:

Continuing operations:
Basic earnings per share	$0.66	$0.16	$1.31
Diluted earnings per share	$0.65	$0.16	$1.29

Discontinued operations:
Basic loss per share	$(0.01)	$(0.02)	$(0.01)
Diluted loss per share	$(0.01)	$(0.02)	$—

Net income:
Basic earnings per share	$0.66	$0.14	$1.30
Diluted earnings per share	$0.65	$0.14	$1.29

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in millions)

	March 31,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$723.0	$722.1
Accounts receivables, net	276.7	265.3
Inventories	368.8	360.4
Other current assets	45.7	41.5
Total current assets	1,414.2	1,389.3

Property and equipment, net	193.8	185.6
Operating lease right-of-use assets	104.4	96.3
Other assets	158.5	155.3
Goodwill and intangible assets, net	431.3	435.4
Total assets	$2,302.2	$2,261.9

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$156.7	$143.5
Other accrued expenses	143.3	153.0
Current portion of operating lease liabilities	19.2	17.8
Total current liabilities	319.2	314.3

Long-term debt	565.4	564.7
Other long-term liabilities	183.2	176.3
Long-term liabilities	748.6	741.0

Total liabilities	1,067.8	1,055.3
Deferred compensation	4.1	3.5

Total stockholders' equity	1,230.3	1,203.1
Total liabilities and stockholders’ equity	$2,302.2	$2,261.9

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in millions)

	Three Months Ended March 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$24.7	$5.4
Less: loss from discontinued operations, net of income tax	(0.2)	(0.6)
Income from continuing operations, net of income tax	24.9	6.0

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	16.1	17.0
Stock-based compensation	13.0	11.0
Amortization and write off of debt issuance costs and debt discount	0.7	0.8
Other	0.4	(0.6)
Changes in operating assets and liabilities, net of assets acquired	(25.9)	(26.2)
Net cash from operating activities from continuing operations	29.2	8.0
Net cash from operating activities from discontinued operations	(0.3)	(0.7)
Net cash from operating activities	28.9	7.3

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of long-term investments	(1.2)	(2.1)
Purchases of property and equipment	(13.9)	(16.6)
Net cash from investing activities	(15.1)	(18.7)

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend payments	(3.8)	(3.8)
Payments on long-term borrowings	—	(5.0)
Purchase and retirement of common stock	(0.5)	—
Net payments related to stock-based awards	(9.1)	(5.3)
Net cash from financing activities	(13.4)	(14.1)

EFFECT OF CURRENCY TRANSLATION ON CASH	0.5	(1.2)

NET CHANGE IN CASH AND CASH EQUIVALENTS	0.9	(26.7)
CASH AND CASH EQUIVALENTS, beginning of period	722.1	1,044.6
CASH AND CASH EQUIVALENTS, end of period	$723.0	$1,017.9

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in millions)

Net Revenue by Market	Three Months Ended
	March 31,		December 31,
	2025	2024	2024
Semiconductor Equipment	$222.2	$179.9	$226.8
Industrial and Medical	64.3	83.4	76.8
Data Center Computing	96.2	41.9	88.7
Telecom and Networking	21.9	22.3	23.1
Total	$404.6	$327.5	$415.4

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in millions)

Reconciliation of Non-GAAP measure - Operating expenses and operating income, excluding certain items	Three Months Ended
	March 31,		December 31,
	2025	2024	2024
Gross profit from continuing operations, as reported	$150.5	$112.9	$154.7
Adjustments to gross profit:
Stock-based compensation	1.1	0.8	1.1
Facility, infrastructure, and other transition costs	1.8	1.3	2.1
Non-GAAP gross profit	153.4	115.0	157.9

GAAP gross margin	37.2%	34.5%	37.2%
Non-GAAP gross margin	37.9%	35.1%	38.0%

Operating expenses from continuing operations, as reported	119.9	112.0	120.7
Adjustments:
Amortization of intangible assets	(5.5)	(6.9)	(5.5)
Stock-based compensation	(11.9)	(10.1)	(10.6)
Acquisition-related costs	(1.0)	(1.2)	(1.2)
Facility, infrastructure, and other transition costs	(1.7)	—	(0.7)
Restructuring, asset impairments, and other charges	(1.2)	(0.2)	(0.9)
Non-GAAP operating expenses	98.6	93.6	101.8
Non-GAAP operating income	$54.8	$21.4	$56.1

GAAP operating income	$30.6	$0.9	$34.0
Adjustments to gross profit	2.9	2.1	3.2
Adjustments to operating expenses	21.3	18.4	18.9
Non-GAAP operating income	$54.8	$21.4	$56.1

GAAP income from continuing operations	$24.9	$6.0	$49.1
GAAP operating margin	7.6%	0.3%	8.2%
Non-GAAP operating margin	13.5%	6.5%	13.5%

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in millions, except per share data)

Reconciliation of Non-GAAP measure - Income excluding certain items	Three Months Ended
	March 31,		December 31,
	2025	2024	2024
Income from continuing operations, net of income tax	$24.9	$6.0	$49.1
Adjustments:
Amortization of intangible assets	5.5	6.9	5.5
Acquisition-related costs	1.0	1.2	1.2
Facility, infrastructure, and other transition costs	3.5	1.3	2.8
Restructuring, asset impairments, and other charges	1.2	0.2	0.9
Unrealized foreign currency loss (gain)	1.6	(1.7)	(4.2)
Other costs included in other income (expense), net	—	—	(0.8)
Tax effect of non-GAAP adjustments, including certain discrete tax benefits	(1.1)	(0.6)	(14.2)
Non-GAAP income, net of income tax, excluding stock-based compensation	36.6	13.3	40.3
Stock-based compensation, net of tax	10.3	8.7	9.2
Non-GAAP income, net of income tax	$46.9	$22.0	$49.5

Weighted-average common shares	Three Months Ended
	March 31,		December 31,
	2025	2024	2024
Diluted weighted-average common shares outstanding	38.1	37.7	38.0

Reconciliation of non-GAAP measure - per share earnings excluding certain items	Three Months Ended
	March 31,		December 31,
	2025	2024	2024
Diluted earnings per share from continuing operations, as reported	$0.65	$0.16	$1.29
Add back:
Per share impact of non-GAAP adjustments, net of tax	0.58	0.42	0.01
Non-GAAP earnings per share	$1.23	$0.58	$1.30

Reconciliation of Q2 2025 Guidance
	Low End	High End

Revenue	$400 million	$440 million

Reconciliation of non-GAAP earnings per share
GAAP earnings per share	$0.49	$0.99
Stock-based compensation	0.36	0.36
Amortization of intangible assets	0.15	0.15
Restructuring expenses and other costs	0.17	0.17
Tax effects of excluded items	(0.12)	(0.12)
Non-GAAP earnings per share	$1.05	$1.55